Related party transactions	6 Months Ended
Jun. 30, 2014
Related Party Transactions [Abstract]
Related party transactions
Related party transactions
The Company has entered into certain agreements with affiliates of Seadrill to provide certain management and administrative services, as well as technical and commercial management services.

Net expenses (income) from related parties:

(In US$ millions)	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013

Management and administrative fees (a) and (b)	$19.9	$7.4	$32.3	$12.7
Rig operating costs (c)	3.8	2.7	9.2	10.0
Insurance premiums (d)	7.5	1.1	9.2	4.0
Interest expense (e)	2.6	13.5	30.5	24.2
Commitment fee on Revolving credit facility (f)	0.5	1.1	1.2	2.4
Derivative losses / (gains) (e)	20.8	(24.5)	39.8	(28.6)
Bareboat charters (h)	(3.0)	4.0	(18.5)	4.0
Other revenues due to West Polaris (i)	—	(0.5)	—	(5.3)
Operating expenses for West Polaris (i)	—	0.4	—	5.0
Total	$52.1	$5.2	$103.7	$28.4

Receivables (payables) from related parties:

(In US$ millions)	June 30, 2014	December 31, 2013

Trading balances due from Seadrill and subsidiaries (j)	$45.9	$248.1
Trading balances due to Seadrill and subsidiaries (j)	(158.2)	(292.1)
Revolving credit facility with Seadrill (f)	—	(125.9)
Rig financing agreements with Seadrill (g)	(251.1)	(1,825.2)
Vendor financing loan agreement with Seadrill (k)	(109.5)	(109.5)
Discount notes with Seadrill (l)	—	(299.9)
(a) Management and administrative service agreement – In connection with the IPO, OPCO entered into a management and administrative services agreement with Seadrill Management Limited, a wholly owned subsidiary of Seadrill, pursuant to which Seadrill Management Limited will provide to the Company certain management and administrative services. The services provided by Seadrill Management Limited are charged at cost plus management fee equal to 5% of Seadrill Management’s costs and expenses incurred in connection with providing these services. The agreement has an initial term for five years and can be terminated by providing 90 days written notice.
(b) Technical and administrative service agreement – In connection with the IPO, OPCO entered into certain advisory, technical and/or administrative services agreements with subsidiaries of Seadrill. The services provided by Seadrill’s subsidiaries are charged at cost plus service fee equal to 5% of Seadrill’s costs and expenses incurred in connection with providing these services.
(c) Rig operating costs – relates to rig operating costs charged by the Angolan service company for West Vencedor.
(d) Insurance premiums – the Company’s drilling units are insured by a subsidiary of Seadrill and the insurance premiums incurred are recharged to the Company.
(e) Interest expense and loss on derivatives - prior to entering the Rig Financing agreements these costs were allocated to the Company from Seadrill based on the Company’s debt as a percentage of Seadrill’s overall debt. Upon entering the Rig Financing Agreements with Seadrill, the costs and expenses have been incurred by the Company.
(f) Revolving credit facility – In October 2012 the Company entered into a $300 million revolving credit facility with Seadrill. The facility is for a term of five years and bears interest at a rate of LIBOR plus 5% per annum, with an annual 2% commitment fee on the undrawn balance. On March 1, 2014, the revolving credit facility with Seadrill was amended to reduce the maximum borrowing limit from $300 million to $100 million.
(g) Rig financing agreements – See Note 7 for details of the Rig Financing Agreements. Under the agreements each rig owning subsidiary can make payment of principal and interest directly to the lenders or to Seadrill under each Rig Financing Agreement corresponding to payments of principal and interest due under each Rig Financing Agreement that are allocable to each rig.
(h) Bareboat charters - In connection with the transfer of the West Aquarius operations to Canada, the West Aquarius drilling contract was assigned to Seadrill Canada Ltd., a wholly owned subsidiary of OPCO, necessitating certain changes to the related party contractual arrangements relating to the West Aquarius. Seadrill China Operations Ltd, the owner of the West Aquarius and a wholly-owned subsidiary of OPCO, had previously entered into a bareboat charter arrangement with Seadrill Offshore AS, a wholly-owned subsidiary of Seadrill, providing Seadrill Offshore AS with the right to use the West Aquarius. In October 2012, this bareboat charter arrangement was replaced with a new bareboat charter between Seadrill China Operations Ltd and Seadrill Offshore AS, and at the same time, Seadrill Offshore AS entered into a bareboat charter arrangement providing Seadrill Canada Ltd. with the right to use the West Aquarius in order to perform its obligations under the drilling contract described above. For the three and six months ended June 30, 2014, the net effect to OPCO of the bareboat charters was net income of $3.0 million and $18.5 million respectively.
(i) Other revenues and expenses – the Company earned other revenues within our Nigerian service company of $5.3 million for the six months ended June 30, 2013 relating to certain services, including the provision of onshore and offshore personnel, which we provided to Seadrill’s West Polaris drilling rig that was operating in Nigeria during that period. Related operating expenses were $5.0 million for the six months ended June 30, 2013. There were no comparable other revenues and expenses in the six months ended June 30, 2014 as the West Polaris moved out of Nigeria.
(j) Trading balances – Receivables and payables with Seadrill and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services, as well as, accrued interest and interest rate swap agreements. In addition, certain receivables and payables arise when the Company pays an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances to Seadrill and its subsidiaries are unsecured, interest free and intended to be settled in the ordinary course of business.
(k) $109.5 million Vendor financing loan - On May 17, 2013, Seadrill Partners Operating LLC entered into a $109.5 million loan agreement with Seadrill as the lender to finance the acquisition of the T-15. The T-15 loan agreement bears interest at a rate of LIBOR plus 5% and matures in May 2016.
(l) Discount loan notes

$229.9 million Discount Note - On December 13, 2013, as part of the acquisition of the West Sirius, Seadrill Capricorn Holdings issued a zero coupon discount note to Seadrill in an initial amount of $229.9 million. The note was repayable in June 2015 and upon maturity, the Company was due to pay $238.5 million to Seadrill. The note was repaid in full in February 2014 with proceeds from the term loan refinancing noted above.

$70.0 million Discount Note - On December 13, 2013, as part of the acquisition of the West Sirius, the Company issued a zero coupon discount note to Seadrill in an initial amount of $70.0 million. The note was repayable in June 2015 and upon maturity, the Company was due to pay $73 million to Seadrill. The note was repaid in full in February 2014 with the proceeds from the term loan refinancing noted above.

$100.0 million Discount Note - In March 2014, as part of the acquisition of the West Sirius, Seadrill Capricorn Holdings issued a zero coupon discount note to Seadrill in an initial amount of $100.0 million. The note was repayable in September 2015 and upon maturity, the Company was due to pay $103.7 million to Seadrill. This note was repaid in June 2014 with proceeds from the term loan refinancing.

West Auriga Acquisition
In March 2014, a subsidiary of the Company (Seadrill Capricorn Holdings LLC) acquired the entities that own and operate the West Auriga from Seadrill, which has been accounted for as a business combination. Refer to Note 5.

Purchase of additional limited partner interest in Seadrill Operating LP

On July 21, 2014, the Company purchased an additional 28% limited partner interest in Seadrill Operating LP, an existing controlled subsidiary of the Company, from Seadrill for $373 million. As a result of this acquisition, the Company’s ownership interest in Seadrill Operating LP increased from 30% to 58%. Refer to Note 12 - Subsequent events.
Indemnifications and guarantees
Tax indemnifications
Under the Omnibus Agreement, Seadrill has agreed to indemnify the Company against any tax liabilities arising from the operation of the assets contributed or sold to the Company prior to the time they were contributed or sold.
Environmental and other indemnifications
Under the Omnibus Agreement, Seadrill has agreed to indemnify the Company for a period of 5 years after the IPO against certain environmental and toxic tort liabilities with respect to the assets that Seadrill contributed or sold to the Company to the extent arising prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $10 million.
In addition, pursuant to the Omnibus Agreement, Seadrill agreed to indemnify the Company for any defects in title to the assets contributed or sold to the Company and any failure to obtain, prior to October 14, 2012, certain consents and permits necessary to conduct the Company’s business, which liabilities arise within 3 years after the closing of the IPO on October 24, 2012.
Secured Credit Facility Indemnifications
Under the terms of the external secured credit facility agreements for the West Vencedor, T-15 and T-16, certain subsidiaries of Seadrill and the Company are jointly and severally liable for their own debt and obligations under the relevant facility and the debt and obligations of other borrowers who are also party to such agreements. These obligations are continuing and extend to amounts payable by any borrower under the relevant agreement. The total amount under the external facility which includes the West Vencedor as of June 30, 2014 is $667 million ($733 million as of December 31, 2013). The total amount owed under the external facility which includes T-15 and T-16 as of June 30, 2014 is $275 million ($293 million as of December 31, 2013). The Company has not recognized any amounts that are related to amounts owed by Seadrill subsidiaries. Additionally the Company has received an indemnity from Seadrill for any payments or obligations related these facilities that are not related to the West Vencedor, T-15 and T-16.